TIFF INVESTMENT PROGRAM, INC.

TIFF Multi-Asset Fund

Summary Prospectus	April 27, 2012

Before you invest in TIFF Multi-Asset Fund (the “fund”), you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and the risks of investing in the fund. The fund’s prospectus and statement of additional information dated April 27, 2012 (as may be amended or supplemented), are incorporated by reference into this summary prospectus. You can find the fund’s prospectus and statement of additional information, as well as other information about the fund, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

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TIFF Multi-Asset Fund Summary

Investment Objective

The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

The fund’s performance objective (which is non-fundamental) is to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds inflation, as measured by the Consumer Price Index, plus 5% per annum.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The “Redemption Fees” shown in this table are referred to as “exit fees” elsewhere in the prospectus.

Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%
Redemption Fees (as a percentage of amount redeemed)	0.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees [a]	0.59%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.37%
Total Annual Fund Operating Expenses [a], [b]	1.16%
[a]	Management Fees and Total Annual Fund Operating Expenses have been restated to show an estimate of what the fund’s expenses would have been in 2011 had (i) the fee schedule in the amended and restated advisory agreement between TIP and TIFF Advisory Services, Inc., on behalf of Multi-Asset Fund, been in effect during all of 2011, and (ii) the new money manager agreements with OVS Capital Management, LLP and Lansdowne Partners Limited Partnership been in effect during 2011. With respect to OVS Capital Management, LLP, the restated fees and expenses show only the effects of the asset-based portion of the fee schedule but not the performance-based portion of the fee schedule.
[b]	Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.
Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$219	$472	$745	$1,524

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$168	$417	$685	$1,452

TIFF Multi-Asset Fund Summary

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for members that are subject to income or excise taxes. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The fund seeks to achieve its objective through two principal means: (1) diversification across multiple asset classes and (2) active security selection. As a “multi-manager” fund, in addition to the fund’s investment advisor, TIFF Advisory Services, Inc. (“TAS”), the fund engages independent money managers to manage a portion of the fund’s assets. The fund also invests a portion of its assets in other investment funds (referred to in this prospectus summary and in the prospectus as “acquired funds”), such as exchange-traded funds, open-end mutual funds, and private investment funds, subject to the limits of the Investment Company Act of 1940, as amended, and any related rules, regulations or exemptions, and the fund’s policy limiting investments in illiquid securities to no more than 15% of net assets. Asset class allocations and allocations to money managers and acquired funds may change from time to time.

The fund invests, either directly or indirectly through its investments in acquired funds, in common and preferred stocks, real estate investment trusts (“REITs”), high yield bonds, securities issued or guaranteed by the US government, including Treasury inflation-protected securities (“TIPS”), corporate bonds, and short-term investments, such as high-quality, short-term money market instruments. In addition, the fund may invest a substantial portion of its assets in synthetic and derivative instruments, such as futures, options, and swaps, in order to gain or hedge exposure to the fund’s performance benchmark or one or more segments of the benchmark, including currency exposures. Generally, these investments are designed to complement the fund’s other holdings, and may be used in part to adjust the fund’s overall exposures toward the levels desired by TAS.

The fund invests broadly in issuers domiciled in the United States and foreign countries. The fund’s foreign securities may be denominated in currencies other than the US dollar. Under normal circumstances, up to 50% of the fund’s assets may be invested in foreign securities, including emerging market securities. The fund invests in companies of all sizes as measured by market capitalizations. A portion of the fund’s assets may be invested in smaller companies. The fund’s investments in bonds and other debt obligations are not subject to any stated limitations on maturity. Up to 20% of the fund’s assets may be invested in debt obligations rated below investment grade (known as high yield bonds or “junk bonds”).

The Multi-Asset Fund Constructed Index is a blended index composed of asset segments, weighted according to policy norms, with each segment assigned a passive market index that TAS believes is an appropriate benchmark for such segment. The Constructed Index is intended to help TAS and the fund’s members better assess the fund’s positioning and performance by providing a comparison of the active strategies pursued by the fund versus the returns of passive indices. The Constructed Index may also help convey to the fund’s members a sense of the general asset segment risks to which their capital might be subject.

TIFF Multi-Asset Fund Summary

The current Constructed Index, which took effect January 1, 2010, is comprised of the following asset segments, weights, and benchmarks:

Asset Segment	Weight	Benchmark
Total Return Assets	57%
Global Stocks	51%	Blended global stocks index comprising MSCI World Index (W) and MSCI Emerging Markets Index (EM), weighted as follows: EM weight is 1.5 times the percentage weight of emerging markets in the MSCI All Country World Index; W weight is 100% minus EM weight.
High Yield Bonds	6%	Barclays Capital High Yield 2% Issuer Capped Bond Index
Inflation Hedges	10%
Commodities	5%	Dow Jones-UBS Commodity Index Total Return
REITs	5%	MSCI US REIT Index
All Purpose Hedges	33%
Inflation-Linked Bonds	20%	Barclays Capital US Government Inflation-Linked Bond Index
Cash Equivalents	13%	BofA Merrill Lynch US 6-Month Treasury Bill Index

The Multi-Asset Fund Constructed Index weights are rebalanced at each quarter-end, and actual segment weights in Multi-Asset Fund tend to vary. The blended global stocks index is calculated by TAS.

Principal Investment Risks

As with all investments, there are certain risks of investing in the fund, and you could lose money on an investment in the fund. Fluctuations in the market value of the securities held in the fund’s portfolio could cause members’ shares, when redeemed, to be worth more or less than their original cost. The principal risks associated with the fund’s primary investment policies and strategies are summarized below.

Acquired Funds Risk.  As an investor in an acquired fund, the fund will bear its ratable share of expenses, including advisory and administration fees, of the acquired fund. Acquired funds that are private investment funds are generally exempt from registration under the federal and state securities laws and, therefore, investors in such private funds, including the fund, may not benefit from the protections afforded by those laws. Investments by the fund in a private investment fund are not subject to the limitations imposed under the Investment Company Act of 1940 on shares held by a mutual fund in other registered investment companies. Interests in private investment funds are generally illiquid and, if so, will be subject to the fund’s 15% limitation on illiquid securities.

Credit Risk.  An issuer or guarantor of a debt obligation or the counterparty to an over-the-counter derivatives contract or other obligation may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is particularly significant for debt securities that are rated below investment grade (“junk bonds”), which are generally considered to be speculative and the prices of which tend to fluctuate more than higher quality securities.

Currency Risk.  A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency.

Derivatives Risk.  Futures, options, swaps, and forward foreign currency exchange contracts are forms of derivatives. The performance of derivative instruments depends largely on the performance of an underlying currency, security, index or commodity and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs, may be volatile and illiquid, and may involve a small initial investment relative to the risk assumed. When used for hedging, the change in value of the derivative may not correlate specifically with the investment or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform. The successful use of derivative instruments, such as futures, options, swaps, and forward

TIFF Multi-Asset Fund Summary

foreign currency exchange contracts, depends on TAS or the money manager’s ability to predict the general direction of market movements, foreign exchange rates, or interest rates, as applicable. Predicting such fluctuations is extremely difficult, and thus the successful execution of certain derivative strategies can be highly uncertain. An incorrect prediction will hurt fund performance.

Foreign and Emerging Markets Risk.  Securities issued by foreign entities may involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer and foreign issuers may not be subject to legal, accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. These risks are intensified in the case of investments in emerging market countries, whose political, legal, economic and social systems supporting their securities markets tend to be less developed and less stable than those of more developed nations.

Interest Rate Risk.  Bond prices typically fluctuate due to changing interest rates and generally vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond’s price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause the fund’s interest income to decline. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates.

Leveraging Risk.  Certain transactions may give rise to a form of leverage and many of the acquired funds use leverage on a regular basis. Leverage, including borrowing, may cause the fund to be more volatile than if the fund had not been leveraged. The use of derivatives may also create leveraging risk. To limit such leveraging risk, the fund observes asset segregation requirements to cover its obligations under derivative instruments.

Liquidity Risk.  Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. Interests in many of the acquired funds and certain other instruments in which the fund invests are illiquid due to restrictions on transfer, the lack of a trading market, or for other reasons.

Market Risk.  The market value of a security may increase or decrease over time. Market risk may affect a single issue, an entire industry, or the market as a whole. Securities markets may from time to time experience short term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the prices of securities held by the fund.

Multi-Manager Risk.  Multi-manager risk is the risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.

Real Estate Investment Trust (REIT) Risk.  Investing in real estate investment trusts (“REITs”) may subject the fund to risks associated with the ownership of real estate, such as decreases in real estate values, overbuilding, increases in operating costs and property taxes, changes in zoning laws, fluctuations in rental income, and changes in interest rates.

Smaller Company Risk.  The stocks of small or medium-sized companies may be more susceptible to market downturns and their prices may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell (liquidity risk).

TIFF Multi-Asset Fund Summary

Fund Performance

The chart below is intended to show the risks of investing in the fund by showing changes in the fund’s performance from year to year. Calendar year total returns in the bar chart below include the entry and exit fees received by the fund; however, they do not reflect the deduction of such fees from a member’s account. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees incurred. The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance information is available online at www.tiff.org.

Calendar Year Total Returns (%)

Highest and Lowest Quarterly Returns
(for periods shown in the bar chart)

Highest (2Q 2009)	17.28%
Lowest (4Q 2008)	-14.04%

Average Annual Total Returns (for periods ended 12/31/11)

The table below illustrates the changes in the fund’s yearly performance and shows how the fund’s average returns for one year, five years, ten years, and since fund inception, which reflect the deduction of entry and exit fees from a member’s account, compared with selected benchmarks. Past performance is not necessarily an indication of how the fund will perform in the future.

	One Year	Five Years	Ten Years	Since Inception (3/31/95)
TIFF Multi-Asset Fund	-2.69%	3.57%	7.75%	7.83%
Benchmark Returns
MSCI All Country World Index (does not reflect fees, expenses, or taxes)	-7.35%	-1.93%	4.24%	5.72%
Consumer Price Index (“CPI”) + 5% per annum (does not reflect fees, expenses, or taxes)	8.10%	7.36%	7.59%	7.52%
Multi-Asset Fund Constructed Index* (does not reflect taxes)	-1.29%	2.12%	6.35%	7.38%
*	Performance of the Multi-Asset Fund Constructed Index generated after June 30, 2009, is reduced by 0.20% per annum, prorated monthly, which reflects an estimate of the costs of investing in the Constructed Index’s segments. The performance of the Multi-Asset Fund Constructed Index would increase in the absence of a 0.20% reduction.

TIFF Multi-Asset Fund Summary

Portfolio Management

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, Inc.	John Thorndike	Deputy Chief Investment Officer, Marketable Investments	2007
Purchase and Sale Information

Purchases may be made on any business day. The minimum initial investment is $1,000,000. The minimum for subsequent purchases is $10,000.

Full and fractional shares may be redeemed on any business day upon a member’s request via phone (1-610-684-8200) or fax (1-610-684-8210), by providing the fund name, the dollar or share amount to be redeemed, gross or net of exit fees, the account to which the proceeds should be wired (as designated on the account application), the member’s name, and the member’s account number. Notification of redemption provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay.

Tax Information

Because members of the fund are typically tax-exempt organizations, in general, they are not subject to federal income taxation on distributions from the fund or on sales or exchanges of shares of the fund.